Financial Assets at Fair Value Through Other Comprehensive Income	12 Months Ended
Dec. 31, 2022
Financial Assets at Fair Value Through Other Comprehensive Income [Abstract]
FINANCIAL ASSETS AT FAIR VALUE THROUGH OTHER COMPREHENSIVE INCOME

NOTE 22. FINANCIAL ASSETS AT FAIR VALUE THROUGH OTHER COMPREHENSIVE INCOME

	Consolidated
	December 31, 2022 A$	December 31, 2021 A$
Investment in equity instrument designated at FVOCI
As at January 1	562,500	500,000
Change in fair value through other comprehensive income	(380,000)	62,500
Disposal of investment in listed shares	(182,500)	-
As at December 31	-	562,500

On February 25, 2021, the Group completed the underwriting in Oakridge International Limited (“Oakridge”), a company listed on the Australian Securities Exchange, for 500 million shares at a subscription price of $0.001 per share for a total subscription amount of $500,000.

This investment in equity instrument was not held for trading. Instead, they were held for medium to long-term strategic purposes. Accordingly, the directors of the Company elected to designate this investment in equity instrument as at Fair Value Through Other Comprehensive Income (FVOCI) as they believe that recognising short-term fluctuations in this investment’s fair value in profit or loss would not be consistent with the Group’s strategy of holding this investment for long-term purposes and realising their performance potential in the long run.

During the year, the Company disposed of the investment in Oakridge for A$275,000 and realised a loss of A$225,000.